UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 2, 2021
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Williams-Sonoma, Inc.
(Exact name of registrant as specified in its charter)

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Delaware	001-14077	94-2203880
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3250 Van Ness Avenue, San Francisco, California 94109
(Address of principal executive offices)
Registrant’s telephone number, including area code (415) 421-7900
N/A
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s):	Name of each exchange on which registered:
Common Stock, par value $.01 per share	WSM	New York Stock Exchange	, Inc.
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors, Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
(d) On June 2, 2021, Esi Eggleston Bracey was elected to the Board of Directors (the “Board”) of Williams-Sonoma, Inc. (the “Company”) by a vote of the Company’s stockholders. On June 2, 2021, the Company issued a press release announcing the election of Ms. Bracey to the Board. A copy of the press release is attached hereto as Exhibit 99.1.
Item 5.07. Submission of Matters to a Vote of Security Holders
On June 2, 2021, the Company held its 2021 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the following proposals were voted on by the Company’s stockholders:
Proposal 1: Election of Board of Directors:

Name of Director	For	Against	Abstain	Broker Non-Vote
Laura Alber	66,117,200	131,045	53,052	4,198,280
Esi Eggleston Bracey	65,972,623	272,075	56,599	4,198,280
Scott Dahnke	65,511,812	733,706	55,779	4,198,280
Anne Mulcahy	63,314,005	2,932,764	54,528	4,198,280
William Ready	65,904,080	340,904	56,313	4,198,280
Sabrina Simmons	65,845,897	401,929	53,471	4,198,280
Frits van Paasschen	65,563,830	681,864	55,603	4,198,280

All director nominees were duly elected.

Proposal 2: Amendment of the Company’s 2001 Long-Term Incentive Plan:

For	Against	Abstain	Broker Non-Vote
63,411,325	2,806,724	83,248	4,198,280
Proposal 2 was approved.
Proposal 3: Advisory vote to approve executive compensation:

For	Against	Abstain	Broker Non-Vote
53,946,339	12,236,233	118,725	4,198,280
Proposal 3 was approved, on a non-binding advisory basis.
Proposal 4: Ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 30, 2022:

For	Against	Abstain
69,008,286	1,439,717	51,574
Proposal 4 was approved.

Item 9.01.	Financial Statements and Exhibits

(d)	List of Exhibits:

99.1	Press Release dated June 2, 2021, titled Williams-Sonoma, Inc. Announces Election of Esi Eggleston Bracey to Board of Directors
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILLIAMS-SONOMA, INC.

Date: June 4, 2021	By:	/s/ Julie Whalen
Julie Whalen
Chief Financial Officer

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